EXHIBIT 10.2

SECOND AMENDMENT TO
AMENDED AND RESTATED TRANSFER AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED TRANSFER AGREEMENT, dated as of April 1, 2022 (this “Amendment”), is entered into by and among BARCLAYS DRYROCK FUNDING LLC, as Transferor (the “Dryrock Funding”), BARCLAYS DRYROCK ISSUANCE TRUST, as Issuer (the “Issuer”) and U.S. BANK NATIONAL ASSOCIATION, the Indenture Trustee (the “Indenture Trustee”). Capitalized terms used in this Amendment and not otherwise defined herein will have the meanings assigned to them in the Transfer Agreement (as defined below).

W I T N E S S E T H

WHEREAS the parties hereto are parties to that certain Transfer Agreement, dated as of August 1, 2012, as amended and restated as of December 17, 2013, and as further amended by that certain First Amendment to Amended and Restated Transfer Agreement, dated as of March 1, 2017 (the “Transfer Agreement”);

WHEREAS, the parties hereto intend to amend the Transfer Agreement as set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.      Amendments. The Transfer Agreement is hereby amended by amended and restating Section 2.15 as follows:

“Section 2.15.      Additional Approved Portfolios; Portfolio Limits. The Transferor may from time to time designate additional portfolios of accounts as “Approved Portfolios” if the Note Rating Agency Condition is satisfied with respect to the designation of such portfolios.”

SECTION 2.      Effectiveness. This Amendment shall become effective upon satisfaction of the following conditions:

(a)               delivery of an Issuer Tax Opinion to the Indenture Trustee and the Owner Trustee;

(b)               delivery of an Officer’s Certificate, from Dryrock Funding to the Indenture Trustee and the Owner Trustee, to the effect that Dryrock Funding reasonably believes that the Amendment will not have an Adverse Effect;

(c)               satisfaction of the Note Rating Agency Condition;

(d)               counterparts of the First Amendment to Receivables Purchase Agreement, dated as of the date hereof, by and between Dryrock Funding and Barclays Bank Delaware; and

(e)               counterparts of this Amendment, duly executed by the parties hereto.

SECTION 3.      Waiver of Notice. Notwithstanding anything to the contrary set forth in the Transfer Agreement, each of the undersigned parties hereby waive any notice or other timing requirements with respect to and gives its consent to the amendments provided for herein.

SECTION 4.      Ratification of Agreement. Except as specifically amended, modified or supplemented by this Amendment, the Transfer Agreement is hereby confirmed and ratified in all respects and shall remain in full force and effect. This Amendment shall not constitute a novation of the Transfer Agreement, but shall constitute an amendment thereof. Each of the parties to the Transfer Agreement agrees to be bound by the terms of the obligations of the Transfer Agreement, as amended by this Amendment, as though the terms and obligations of such agreement were set forth herein.

SECTION 5.      Counterparts. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

SECTION 6.      Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be duly executed as of the date first above written.

BARCLAYS DRYROCK ISSUANCE TRUST, as Issuer

By:	Wilmington Trust, National Association, not in its individual capacity but solely as Owner Trustee

By:	/s/ Rachel L. Simpson
Name:	Rachel L. Simpson
Title:	Vice President

BARCLAYS DRYROCK FUNDING LLC, as Transferor

By:	/s/ Danielle Manley
Name:	Danielle Manley
Title:	President and Chief Executive Officer

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee

By:	/s/ Mirtza J. Escobar
Name:	Mirtza J. Escobar
Title:	Vice President